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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 13, 2001



                         PATRIOT MOTORCYCLE CORPORATION
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)


              333-75791                             13-3961109
      (Commission File Number)         (I.R.S. Employer Identification No.)



                   245 Citation Circle, Corona, California 92880
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                (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code:  (909) 735-2682


                                 Not Applicable

               (Former name, former address and former fiscal year,
                          if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

Not applicable.


ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

Not applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Not applicable.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

Not applicable.


ITEM 5.  OTHER EVENT.

Not applicable.


ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

Not applicable.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Not applicable.


ITEM 8. CHANGE IN FISCAL YEAR

On November 12, 2001 the Company changed its fiscal year end from August 31 to September 30. The registrant's fiscal year is being changed to conform to that of the operating Company which the registrant previously acquired on May 21, 2001 and reported on Form 8-K on June 6, 2001 and on Form 8-K with financial statements on August 3, 2001.

The Company's operating entity is Patriot Manufacturing its 100% owned subsidiary and only operating company. The fiscal year end of Patriot Manufacturing is September 30th, while the fiscal year of Royal Financial Corporation which changed its name to Patriot Motorcycle Corporation was August 31st.

The Registrant, upon the advice of the Company's legal counsel, adopted the fiscal year end of the operating entity as its fiscal year end. The Registrant's fiscal year end shall be September 30th. The report covering the period October 1, 2000 to September 30, 2001 will be filed by the Company on Form 10-KSB in the calendar year 2001 for the fiscal year end September 30, 2001. No transition report is anticipated to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATRIOT MOTORCYCLE CORPORATION
(Registrant)

Date:  November 19, 2001


                         /s/ Michel Attias
                             ---------------
                             Michel Attias
                             Director, President, CEO, Secretary and Treasurer